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                                                                   EXHIBIT 10.9


                THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This Third Amendment to Revolving Credit Agreement (this "Amendment"), effective as of the 15th day of February, 1998, among LOT$OFF CORPORATION, 50-OFF TEXAS STORES, L.P., 50-OFF OPERATING COMPANY, and 50-OFF MULTISTATE OPERATIONS, INC., as Borrowers (collectively, the "Borrowers"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "Lender"),

                             W I T N E S S E T H:

     WHEREAS, the Borrowers and the Lender are parties to that certain Revolving Credit Agreement dated as of June 16, 1997, as amended by that certain First Amendment to Revolving Credit Agreement dated as of August 28, 1997 and by that certain Second Amendment to Revolving Credit Agreement dated as of December 22, 1997(as further amended, modified, restated or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be amended, and the Lender has agreed to the requested amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1. AMENDMENTS TO ARTICLE 1. Article 1 of the Credit Agreement is hereby amended by deleting the definition of "OVER ADVANCE AMOUNT" set forth therein in its entirety and replacing such definition with the following:

         "OVER ADVANCE AMOUNT" shall mean (a) from December 22, 1997 through December 31, 1997, the amount of $1,000,000; (b) from January 1, 1998 through February 26, 1998, the amount of $2,000,000; and (c) on February 27, 1998 and at all times thereafter, zero.

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     2.  AMENDMENT TO SECTION 2.14. Section 2.14 of the Credit
Agreement, CLOSING, ADMINISTRATION, AND NON-USE FEES, is hereby amended by deleting the last sentence in subsection (d) thereof in its entirety and replacing such sentence with the following:

               Additionally, the Borrowers hereby agree to pay to the Lender on February 27, 1998, a fee in the amount of 2.5% of the Lawsuit Proceeds by executing and delivering to the Lender on February 27, 1998, such documents and agreements (including opinions of counsel) as may be necessary or requested by the Lender to convey to the Lender 2.5% of the Borrowers' right, title and interest in and to the Lawsuit Proceeds, in form and substance satisfactory to the Lender; provided, however, the Borrowers shall not be required to pay such fee if, on February 27, 1998, the Borrowers make the mandatory repayment of the Funded Over Advance Amount required by Section 2.18 hereof.

     3.   AMENDMENT TO SECTION 2.18. Section 2.18 of the Credit
Agreement, MANDATORY REPAYMENT OF FUNDED OVER ADVANCE AMOUNT, is hereby deleted in its entirety and replaced with the following:

               2.18 MANDATORY REPAYMENT OF FUNDED OVER ADVANCE AMOUNT. On February 27, 1997, the Borrowers shall make a mandatory repayment of the Loan in the amount of the then outstanding principal balance of the Funded Over Advance Amount, together with accrued interest thereon, and such repayment shall be applied to the Funded Over Advance Amount of the Loan.

     4. NO OTHER AMENDMENT. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The Borrowers acknowledge and expressly agree that the Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

     5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants in favor of the Lender as follows:

               (a) Such Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

               (b) This Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms;

               (c) The execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or

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     approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Borrower is party or by which any of its properties are or may become bound;

               (d) As of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement or is caused by this Amendment other than as disclosed on
     Schedule 1 attached hereto (and the Borrowers acknowledge that no Default or Event of Default disclosed on such Schedule 1 has been waived by the Lender and that the Lender reserves all rights and remedies with respect to such Defaults or Events of Default) and, and (ii) to the best of the Borrowers' knowledge, each representation and warranty set forth in
     Article 4 of the Credit Agreement is true and correct in all material respects, except (x) to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, or (y) to the extent relating specifically to the Closing Date.

     6. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective on the date that the Lender shall have received a duly executed original signature page to this Amendment from the Borrowers.

     7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

     8. LOAN DOCUMENT. This Amendment shall be deemed to be a Loan Document for all purposes.

     9. EXPENSES. The Borrowers agree to pay all reasonable expenses of the Lender incurred in connection with this Amendment, including, without limitation, all fees and expenses of counsel to the Lender.

    10. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.




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          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.

     BORROWERS:          LOT$OFF CORPORATION, a Delaware corporation


                         By:  /s/ Charles J. Fuhrmann II
                              ------------------------------------------
                              Charles J. Fuhrmann, II
                              President



          50-OFF MULTISTATE OPERATIONS, INC.,a Nevada corporation


                         By:  /s/ Charles J. Fuhrmann II
                              ------------------------------------------
                              Charles J. Fuhrmann, II
                              President


          50-OFF OPERATING COMPANY, a Nevada corporation


                         By:  /s/ Charles J. Fuhrmann II
                              ------------------------------------------
                              Charles J. Fuhrmann, II
                              President


          50-OFF TEXAS STORES, L.P., a Texas limited partnership

                         By:  50-OFF Texas Management, Inc.,
                              a Nevada corporation,
                              its managing general partner


                         By:  /s/ Charles J. Fuhrmann II
                              ------------------------------------------
                              Charles J. Fuhrmann, II
                              President






     LENDER:             GENERAL ELECTRIC CAPITAL CORPORATION


                         By:  /s/ Timothy C. Huban
                              ------------------------------------------
                         Timothy C. Huban
                         Its: Senior Vice President
                              ------------------------------------------

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SCHEDULE 1 - EXISTING DEFAULTS AND EVENTS OF DEFAULT